SCHWEITZER-MAUDUIT INTERNATIONAL, INC. ANNUAL INCENTIVE PLAN Effective as of February 21, 2019 1. PURPOSE The purpose of this Annual Incentive Plan (the “Plan”) of Schweitzer-Mauduit International, Inc. (the “Company”) is to further align the interests of the stockholders of the Company and its key executives through: (a) the annual establishment of Company objectives which are deemed by the Committee (as defined below) to be in the short- and long-range interests of the Company; and (b) providing Participants (as defined below) with the opportunity to earn cash incentive awards based upon the extent to which specified performance goals have been achieved or exceeded during a performance period. 2. EFFECTIVE DATE The Plan is effective for Measurement Periods (as defined below) commencing on or after January 1, 2019. 3. DEFINITIONS “Affiliate” means any company in which the Company owns 20% or more of the equity interest (collectively, the “Affiliates”). “Board” means the Board of Directors of the Company. “CEO” means the Chief Executive Officer of the Company. “Change of Control” shall mean the date as of which: (a) a third person, including a “group” as defined in Section 13(d)(3) of the Exchange Act, acquires actual or beneficial ownership of shares of the Company having 30% or more of the total number of votes that may be cast for the election of Directors of the Company; or (b) as the result of any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a “Transaction”), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company. “Code” means the Internal Revenue Code of 1986, as amended. “Committee” means the Compensation Committee of the Board or such other committee designated by the Board that satisfies, to the extent required by applicable law or regulation, any then applicable requirements of the principal national stock exchange on which the common stock of the Company is then traded to constitute a compensation committee. “Control Measures” shall have the meaning as set forth in Section 8 of this Plan. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Incentive Award” means the cash award payable to a Participant as determined in accordance with Section 10 of this Plan. “Measurement Period” means the fiscal year of the Company or such shorter or longer period as determined by the Committee. “Objective(s)” means the objectives set forth in Section 6 of this Plan. “Objective Award” shall have the meaning set forth in Section 10 of this Plan. “Participant” shall have the meaning set forth in Section 5 of this Plan. “Percentage Weighting” shall have the meaning set forth in Section 7 of this Plan. “Performance Levels” shall have the meaning set forth in Section 6 of this Plan. “Performance Percentage” means the respective percentages applicable to achievement of the following benchmark Performance Levels for a given Objective as follows: Threshold 50%; Target 100%; Outstanding 150%; and Maximum 200%. If actual performance of an Objective falls between any two Performance Levels, the percentage amount applicable to the performance level actually achieved will be prorated. “Retirement” means attainment of age 55 and completion of five years of service. “Target Incentive Award Percentage” means the target percentage of a Participant’s base salary designated by the Committee in its sole discretion with respect to a Measurement Period, which percentage need not be the same for each Participant. 4. ADMINISTRATION

(a) General. The Plan shall be administered by the Committee, which in its absolute discretion shall have the power to interpret and construe the Plan, and to resolve all questions arising hereunder. Any action by the Committee shall be final and conclusive as to all individuals affected thereby. (b) Powers and Responsibilities. The Committee shall have the following discretionary powers, rights and responsibilities in addition to those described in Section 4(a): (i) to designate the Participants for a Measurement Period; (ii) to establish the Objectives, Target Incentive Award Percentage and other terms and conditions that are to apply to each Participant’s Incentive Award; (iii) to certify in writing prior to the payment with respect to any Incentive Award that the Objectives for a Measurement Period and other material terms applicable to the Incentive Award have been satisfied; (iv) subject to Section 409A of the Code, to determine whether, and under what circumstances and subject to what terms, an Incentive Award is to be paid on a deferred basis, including whether such a deferred payment shall be made solely at the Committee’s discretion or whether a Participant may elect deferred payment; and (v) to adopt, revise, suspend, waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan. (c) Delegation of Power. Subject to applicable laws and regulations (including any regulation or rule of the principal national stock exchange on which the common stock of the Company is then traded), the Committee may delegate some or all of its power and authority hereunder to the CEO or other executive officer of the Company as the Committee deems appropriate. 5. ELIGIBILITY The Committee shall, in its sole discretion, specify in writing for each Measurement Period those officers and employees of the Company or any Affiliate who shall be eligible to participate in the Plan (the “Participants”) for such Measurement Period based upon such Participants’ opportunity to have a substantial impact on the Company’s operating results. Nothing contained in the Plan shall be construed as or be evidence of any contract of employment with any Participant for a term of any length, or as a limitation on the right of the Company to discharge any Participant with or without cause. Notwithstanding the foregoing and without otherwise limiting the Committee’s discretion to designate the officers and employees eligible to participate in the Plan, if a Change of Control or operational restructuring of the Company (as determined by the Committee) occurs in a Measurement Period prior to the date the Objectives, Performance Levels, Percentage Weightings, Control Measures and Target Incentive Award Percentages are established for such Measurement Period, then the Objectives, Performance Levels, Percentage Weightings, Control Measures and Target Incentive Award Percentages shall be established by the Committee for such Measurement Period for those officers and employees who were Participants in the Plan in the immediately preceding Measurement Period, and such Objectives, Performance Levels, Percentage Weightings, Target Incentive Award Percentages and any Control Measures established for such Participants shall be no less favorable than those established for each such Participant in the immediately preceding Measurement Period. 6. OBJECTIVES AND PERFORMANCE LEVELS (a) Objectives. The Committee shall establish for each Measurement Period one or more performance goals for each Participant or for any group of Participants (or both). Such performance goals may be based on any corporate-wide or subsidiary, division, business operating unit, geographic or individual Objectives, including without limitation: the attainment by a share of common stock of the Company of a specified fair market value for or at a specified period of time; increase in stockholder value; earnings per share; net assets; return on net assets; return on equity; return on investments; return on capital or invested capital; return on sales; debt to capital ratios; total stockholder return; earnings or income of the Company before or after taxes and/or interest; earnings before interest and/or taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market segment share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; economic profit; gross profit or margin; operating profit or margin; net cash provided by operations; working capital and/or its components; price-to-earnings growth; revenues from new product development; percentage of revenues derived from designated lines of business and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market segment penetration, customer acquisition, business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, compliance, efficiency, and acquisitions or divestitures, or any other performance goal selected by the Committee whether or not listed herein. Each such Objective may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, geographic areas, or business operating units) or the past or current performance of other companies (or a combination of such past and current performance). The applicable Objectives may be applied on a pre- or post-tax basis and may be adjusted to include or exclude components of any performance measure, including, without limitation, special charges such as restructuring or impairment charges; debt refinancing costs; extraordinary or noncash items; unusual, nonrecurring or one-time events affecting the Company or its financial statements; changes in law or accounting principles; or changes in capital structure of the Company (“Adjustment Events”). The Committee may, in its sole discretion, amend or adjust the performance measures or other terms and conditions of an outstanding award in recognition of any Adjustment Events. If during a Measurement Period, the Company, or any of its Affiliates, purchases substantially all of the assets or shares of a business owned by any other person or entity (“Business”), the earnings attributable to such Business, which are included in the Company’s consolidated income statement for the Measurement Period, shall be taken into account in calculating achievement of any earnings Objective for the Measurement Period unless otherwise determined by the Committee. Objectives shall be subject to such other special rules and conditions as the Committee may establish at any time. (b) Performance Levels. For each Objective, there shall be established performance levels (“Performance Levels”) which shall be defined as “Threshold,” “Target,” “Outstanding,” and “Maximum.” Performance below the “Threshold” Performance Level shall not result in the payment of an Incentive Award. From time to time, it may be desirable to establish Objective(s) in such a manner that specific Performance Levels cannot be defined. In such cases, Performance Levels will be determined pursuant to Section 9 of this Plan. 7. OBJECTIVE WEIGHTINGS Coincident with the establishment of Objectives and Performance Levels, the Committee shall establish a percentage weighting (“Percentage Weighting”) applicable to each Objective. For each Measurement Period, the total of all Percentage Weightings for all Objectives for each Participant shall be 100 percent. 8. CONTROL MEASURES At the time the Objectives are established, there may also be established certain conditions known as control measures (“Control Measures”) which are either personal as to one individual, or general as to a group of individuals. Failure to fulfill a Control Measure may partially or totally deprive the individual to whom the Control Measure applies of the right to receive an award, notwithstanding the level of performance attained on any or all Objectives. 9. ASCERTAINMENT OF PERFORMANCE LEVELS The Performance Level actually attained with respect to any Objective or Control Measure, and the payment with respect thereto, shall be determined and certified in writing by the Committee prior to or following the end of the Measurement Period. 10. AMOUNT OF INCENTIVE AWARD

Except as otherwise hereinafter provided, the Incentive Award a Participant is eligible to receive is the sum of the values attributable to performance actually attained for each Objective (“Objective Award”), as determined by the following paragraphs. The amount of Objective Award a Participant is eligible to receive depends upon: (a) the Participant’s base salary; (b) the Percentage Weighting applicable to that Objective; (c) the Performance Percentage which applies as a consequence of the Performance Level attained in that area; and (d) the Target Incentive Award Percentage established for the Participant. The amount of the Objective Award for each Objective shall be determined by multiplying (a) times (b) times (c) times (d). 11. ADJUSTMENT OF INCENTIVE AWARD The amount of any Incentive Award may be adjusted by the Committee, in its sole and absolute discretion, to more accurately reflect an individual Participant’s performance during the Measurement Period. In the event of transfers to, from or between eligible positions, the amount of the Incentive Award may be reviewed, and may be adjusted or prorated, on such basis as shall be determined fair and appropriate by the Committee. Subject to a Participant’s host country regulations and except as otherwise determined by the Committee, termination of employment for any reason other than Change of Control, death, Retirement, or total and permanent disability during the Measurement Period shall result in a forfeiture of any Incentive Award attributable to performance during the Measurement Period in which termination occurred. Termination of employment because of a Participant’s death, total and permanent disability or Retirement during the Measurement Period shall result in the pro rata or other adjustment to the amount of the Incentive Award on such basis as shall be determined to be fair and appropriate by the Committee. Termination of employment by the Company without cause within two years following a Change of Control shall result in the payment of a pro rata portion of the Incentive Award at the Target Performance Percentage, without regard to achievement or preestablished Objectives; however, the Committee shall have the right to increase the Incentive Award payable upon such termination as the Committee deems fair and appropriate.

Notwithstanding any provision of this Plan, no Incentive Award shall be paid to any Participant who, in any Measurement Period, has discharged the principal responsibilities of his or her position in an unsatisfactory manner. 12. PAYMENT OF INCENTIVE AWARDS At the time the Committee determines an award opportunity for a Participant, the Committee shall also establish the payment terms applicable to such Incentive Award. Such terms shall include when such payments will be made; provided, however, that the timing of such payments shall in all instances either (a) satisfy the conditions of an exception from Section 409A of the Code (e.g., the short-term deferrals exception described in Treasury Regulation Section 1.409A-1(b)(4)), or (b) comply with Section 409A of the Code and provided, further, that in the absence of such terms regarding the timing of payments, such payments shall occur no later than the 15th day of the third month of the calendar year following the calendar year in which the Participant’s right to payment ceased being subject to a substantial risk of forfeiture. Notwithstanding the above and to the extent permitted by Section 409A of the Code, the Committee may make payments at such earlier times as it may, in its sole discretion, determine, and the Committee will make such determinations as to performance, and establish procedures (including repayment of any overpayment which is determined after the completion of the Measurement Period) implementing such early payment. The Company shall have the right to deduct from the payment any taxes required by law to be withheld thereon. 13. MISCELLANEOUS (a) Except as provided in this Plan, no right of any Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, attachment, garnishment, execution, levy, bankruptcy, or any other disposition of any kind, whether voluntary or involuntary, prior to actual payment of an Incentive Award. No Participant or any other person shall have any interest in any fund, or in any specific asset or assets of the Company, by reason of an Incentive Award that has been made but has not been paid or distributed. (b) The Board or the Committee may, at any time, amend this Plan, order the temporary suspension of its application, or terminate it in its entirety, provided, however, that no such action shall adversely affect the rights or interests of Participants theretofore vested hereunder. Notwithstanding the foregoing, this Plan may not be amended, suspended or terminated within the two-year period following a Change of Control. (c) The terms of the Plan shall be governed, construed, administered, and regulated by the laws of the State of Georgia and applicable Federal law. In the event that any provision of the Plan shall be determined to be illegal or invalid for any reason, the other provisions shall continue in full force and effect as if such illegal or invalid provision had never been included herein.

(d) The Incentive Awards and any cash payment delivered pursuant to an Incentive Award are subject to forfeiture, recovery by the Company or other action pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.